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                                  EXHIBIT 24.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (File No. 33-10517) of General Parametrics Corporation of our report dated December 4, 1995 appearing on page 18 of this Form 10-K.

PRICE WATERHOUSE LLP

San Francisco, California
January 25, 1996


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